UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 4, 2025

Federal Home Loan Bank of Pittsburgh

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

301 Grant Street, Suite 2000, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-288-3400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

________________________________________________________________________________________________________________________

Explanatory Note

On September 10, 2025, the Federal Home Loan Bank of Pittsburgh (Bank) filed a Current Report on Form 8-K (Original Report) with the Securities and Exchange Commission (SEC) reporting that Peggy Delinois Hamilton would no longer serve as the Bank’s General Counsel and Corporate Secretary (Event). Ms. Hamilton is identified in the Bank’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 5, 2025 as a named executive officer (NEO) of the Bank.

This Amendment No. 1 on Form 8-K/A amends the Original Report to report an Agreement and General Release, effective as of November 11, 2025 (Agreement), that the Bank has entered into with Ms. Hamilton in connection with the Event.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In accordance with the Agreement, Ms. Hamilton has transitioned to an advisory role in which she continues to serve at the Bank through December 31, 2025. Further, under the Agreement, the Bank has agreed to:

▪
pay Ms. Hamilton 32 weeks of salary continuation, which is an amount totaling $255,384.64;
▪
pay Ms. Hamilton the Bank’s portion of its medical plan coverage totaling $13,946.73 (equivalent to Bank contributions for a period of 32 weeks); and
▪
provide Ms. Hamilton with executive outplacement services for a period of up to 12 months to assist in her transition.

Additionally, the Agreement provides 1) for a general release by Ms. Hamilton for any claims against the Bank arising from the Event or any other claims relating to her employment with the Bank; and 2) that Ms. Hamilton will not disparage the Bank or take any other action intended or reasonably expected to harm the Bank or its reputation.

The Bank anticipates filing the Agreement as an exhibit to the Bank’s Annual Report on Form 10-K for the year ended December 31, 2025 expected to be filed with the SEC in March 2026.

Description

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

November 17, 2025	By:	/s/ Edward V. Weller
Name:Edward V. Weller
Title: Chief Financial Officer